                                                                   EXHIBIT 10.12
STATE OF GEORGIA

COUNTY OF GWINNETT

                        STANDARD OFFICE/WAREHOUSE LEASE

     THIS LEASE, made on the date of the later execution and acceptance hereof by Lessor or Lessee, as the case may be, by and between Lessor and Lessee:

                              W I T N E S S E T H:

     1.   PREMISES. Lessor does hereby rent and lease to Lessee, and Lessee does
          --------
hereby rent and hire from Lessor, that certain space containing approximately 26,000 rentable square feet, as shown on the floor plan attached hereto as

Exhibit A (said space being herein referred to as the "Premises"). The Premises
- ---------
are located in Lessor's building (herein referred to as the "Building") known as 5060 Avalon Ridge Parkway, Norcross, Gwinnett County, Georgia. The Building is located on that certain real property described on Exhibit B attached hereto and
                                                   ---------
by this reference made a part hereof (herein referred to as the "Land"). No easement for light or air is included in the Premises.

     2.   LEASE TERM.
          ----------

          (a) The term of this Lease shall commence on January 1, 1996 (herein, as adjusted from time to time as provided below, referred to as the "Commencement Date"), and expire on the last day of the seventh (7th) "Lease Year" (as herein defined), at midnight (herein referred to as the "Termination Date"). All references to the "term of this Lease" refer to the term of the Lease as it is renewed, extended or sooner terminated. The "Commencement Date" shall not occur prior to completion of the Building and the Premises so that Lessee can occupy and use the Premises for the purposes for which leased, as evidenced by the issuance of a certificate of occupancy. Anything contained in this Lease to the contrary notwithstanding, if the Commencement Date does not occur by the "Outside Date" (as herein defined), as adjusted from time to time as provided herein, this Lease shall automatically terminate and, thereafter, neither party shall have any further rights, duties or obligations hereunder.

          (b) If Lessor is unable to give possession of the Premises to Lessee on the Commencement Date because (i) the Premises are not sufficiently completed to render the Premises ready for occupancy, or (ii) a tenant or occupant remains in possession of the Premises, or (iii) for any other reason, then Lessor shall not be liable for such failure, and no such failure shall affect the validity of this Lease; provided, however, Lessee shall not be required to pay rent for any period during which Lessor is prevented from giving possession of the Premises to Lessee.

          The "Commencement Date" shall have the meaning specified above and the "Outside Date" shall mean and refer to March 31, 1996; however, the Outside Date and the Commencement Date shall be extended by the number of business days equal to (i) the number of business days delay caused by "Force Majeure" (as herein defined), and (ii) the number of business days delay caused by "Lessee Delays" (as herein defined), and (iii) the number of business days following June 7, 1995, until this Lease is fully executed by Lessor and Lessee.

          PROVIDED, HOWEVER, in the event of any delay arising from Lessee Delays, the Commencement Date shall occur and Lessee shall commence payment of rent as set forth herein on the date that the Commencement Date would have occurred but for the Lessee Delays.

          PROVIDED, FURTHER, if the Premises are not ready for occupancy by the Commencement Date, solely by reason of delays within Lessor's control (i.e., not caused by Force Majeure or Lessee Delays), then, in that event, Lessor shall pay to Lessee, on the first (lst) day of each month an amount equal to $10,490.00 (which Lessee represents is the amount in excess of its base rent it is required to pay as a result of holding over at its present premises located at 5855 Peachtree Corners East, Norcross, Georgia 30092).

          "Lessee Delays", as used herein, shall mean and refer to delays (A) attributable to or caused by Lessee or Lessee's employees or agents, and
     (B) attributable to or caused by Lessee's requests for changes to the "Plans and Specifications" (as herein defined), and (C) Lessee's failure to approve the final construction drawings for the Premises by July 15, 1995 (provided the same have been submitted by Lessor to Lessee by July 1, 1995).

          "Force Majeure", as used herein, shall mean a delay, not within Lessor's control, in Lessor's performance hereunder due to acts of God, adverse weather, fire, earthquake, flood, explosion, war, invasion, insurrection, riot, mob violence, sabotage, vandalism, failure of transportation, strikes, lockouts, litigation, condemnation, requisition, governmental restrictions including inability or delay in obtaining governmental consents or permits, laws or orders of governmental, civil, military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing, not within Lessor's control.

          (c) Upon delivery of possession of the Premises to Lessee, Lessee agrees to execute and deliver to Lessor a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit C.
                                    ---------


     3.   BASE RENT.
          ---------

          (a) Commencing on the Commencement Date, Lessee shall pay to Lessor at Lessor's office, or such other place as Lessor shall from time to time designate in writing, an annual Base Rent of $143,000.00 in equal monthly installments of $11,916.67, to be paid without notice, demand, deduction, or set-off, on the first (lst) day of each month in advance.

          (b) Effective the first (lst) day of each Lease Year following the first (lst) Lease Year, the annual Base Rent payable for that Lease Year will be determined as follows:

     LEASE YEAR           ANNUAL BASE RENT        MONTHLY INSTALLMENTS
     ----------           ----------------        --------------------
        2                 $148,200.00             $12,350.00
        3                 $153,400.00             $12,783.33
        4                 $158,600.00             $13,216.67
        5                 $163,800.00             $13,650.00
        6                 $169,000.00             $14,083.33
        7                 $174,200.00             $14,516.67

          (c) As used herein, the term "Lease Year" shall mean each term of twelve (12) consecutive calendar months commencing on the Commencement Date or on the first (lst) day of the first (lst) calendar month following the Commencement Date, if the

     Commencement Date does not fall on the first (lst) day of a calendar month; provided, however, that the first (lst) Lease Year shall include the partial month, if any, caused by the Commencement Date's falling on other than the first (lst) day of a calendar month.

          (d) Rental payments not received by Lessor within five (5) calendar days of the due date thereof shall be subject to a late charge due and payable by Lessee to Lessor on the sixth (6th) calendar day after the due date thereof in an amount equal to five (5%) percent of such past due rental.

          (e) As used in this Lease, the term "rent" or "rental" shall include all Base Rent payable pursuant to this Paragraph 3 and all additional rent and other additional charges or sums payable to Lessor hereunder.

          (f) Lessee shall pay the first (lst) month's Base Rent on the date of Lessee's prior to occupancy.

     4.   Additional Rent.  In addition to the Base Rent, Lessee shall pay to
          ---------------
Lessor, as additional rent, the amounts described in subparagraphs 4(a), 4(b), and 4(c) below:

          (a)    (i)     Commencing on the Commencement Date and continuing
     thereafter during each calendar year of the term of this Lease, in the event Lessor determines that Lessor's cost of "taxes and assessments", as hereinafter defined, will increase above $0.33 per square foot of rentable area in the Building, then Lessee shall, in equal monthly installments with the Base Rent, pay to Lessor as additional rent the pro rata amount of such
                                                         --- ----
     anticipated increase attributable to the Premises. The term "taxes and assessments" shall include every type of tax, charge, or imposition now or hereafter assessed against the Building or the Land, including, but not limited to, ad valorem taxes, special assessments, and governmental charges
                 -- -------
     excepting only income taxes imposed upon Lessor; the term "taxes and assessments" shall include any tax levied or imposed upon or assessed against the rent reserved hereunder or income arising herefrom to the extent the same is in lieu of or a substitute for any of the taxes and assessments hereinabove described; and such term shall also include any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Lessor in contesting any taxes or the assessed valuation of all or any part of the Building or the Land.

                 (ii) Prior to January 1 of each calendar year during the term of this Lease, Lessor shall estimate the increase for that calendar year in taxes and assessments and shall deliver to Lessee a statement of Lessee's share of such increase. Lessee shall deliver the prorated, monthly amount of such increase (for the period prior to receipt of such statement) to Lessor with the next regular payment of Base Rent. Promptly following receipt of the actual tax bills, Lessor shall notify Lessee of the actual increase and any adjustment necessary shall be made to the additional rental payments next coming due under this subparagraph 4(a).

                 (iii) Lessee shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed during the term of this Lease, upon all improvements installed by Lessee in the Premises, Lessee's other leasehold improvements, equipment, furniture, fixtures, and any other personal property located on the Premises. In the event any or all of said improvements, Lessee's other leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the Building or the Land, Lessee shall pay to Lessor its share of such taxes within ten (10) calendar days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes attributable to the above property.

          (b)    (i)     Commencing on the Commencement Date and continuing
     thereafter during each calendar year of the term of this Lease, in the event Lessor determines that Lessor's cost of "insurance", as hereinafter defined, will increase above $0.05 per square foot of rentable area in the Building, then Lessee shall, in equal monthly installments with the Base Rent, pay to Lessor as additional rent the pro rata amount of such
                                                --- ----
     anticipated increase attributable to the Premises. The term "insurance" shall include all fire and extended casualty insurance on the Building and all liability coverage on the common areas of the Building, and the grounds, sidewalks, driveways and parking areas on the Land, together with such other insurance protection, including, but not limited to, business interruption insurance, as are from time to time obtained by Lessor.

                 (ii) Prior to January 1 of each calendar year during the term of this Lease, Lessor shall estimate the increase for that calendar year in insurance and shall deliver to Lessee a statement of Lessee's share of such increase. Lessee shall deliver the prorated, monthly amount of such increase (for the period prior to receipt of such statement) to Lessor with the next regular payment of Base Rent. Promptly following receipt of the actual bills for the insurance, Lessor shall notify Lessee of the actual increase and any adjustment necessary shall be made to additional rental payments next coming due under this subparagraph 4(b).

          (c)    (i)     The pro rata amount of all common area electrical,
                             --- ----
     grounds maintenance charges, security services, and other common area charges and expenses for the Building and the Land (the "CAM Charges"), shall be paid by Lessee to Lessor, as additional rent, as provided in subparagraph (c) (ii) below. The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, all improvements to the grounds and other common areas adjacent to the Premises and the Building and to all sidewalks, driveways, truck courts and parking areas. Said additional rental shall be $O.35 per square foot, per annum, during the first (lst) Lease Year. Said fee shall not increase more than five percent (5%) each Lease Year during the term of this Lease, on a cumulative basis.

                 (ii) Prior to January 1 of each calendar year, Lessor shall deliver to Lessee an estimate of the total CAM Charges for that calendar year and the amount thereof attributable to the Premises. Lessee shall thereafter, during that calendar year, pay to Lessor one-twelfth (1/12) of the amount set forth in said statement at the same time its monthly installments of Base Rent hereunder are due and payable. In the event the January installment of Base Rent is already due and payable or has been paid at the time said statement is delivered to Lessee, Lessee shall, within ten (10) days following receipt of said statement, deliver to Lessor one-twelfth (1/12) of the amount set forth on said statement in payment thereof. At such time as Lessor is able to determine the actual CAM Charges for each calendar year, Lessor shall deliver to Lessee a statement thereof and, in the event the estimated CAM Charges differ from the actual CAM Charges, any adjustment necessary shall be made to additional rental payments next coming due under this subparagraph 4(c).

          (d) Lessor's failure to deliver a statement to Lessee prior to January 1 of each year with the estimated additional rent payments due under subparagraphs (a), (b), and (c) above shall not preclude Lessor from later collecting the past due amounts shown thereon, all of which shall be paid by Lessee within ten (10) days following receipt of such statement.

     5.   SECURITY DEPOSIT.  Simultaneously with the execution of this Lease,
          ----------------
Lessee has paid to Lessor a security deposit in the amount of $11,916.67. The security deposit shall be held by

Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessor. Upon the occurrence of any Event of Default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the Event of Default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days' written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

     6.   UTILITIES.  Lessee shall promptly pay all charges for utilities and
          ---------
other services furnished to the Premises by Lessor or the applicable utility company, including, but not limited to, gas, water, electricity, fuel, light and heat, and Lessee shall promptly pay all charges for garbage collection services and for all other sanitary services rendered to the Premises or used by Lessee in connection herewith. In the event any utilities furnished to the Premises are not separately metered, Lessee shall pay to Lessor, as additional rental, Lessee's pro rata share of the utilities used by Lessee, within ten (10)
         --- ----
calendar days following receipt of a statement showing the amount due. Lessee's prorated amount shall be determined on the basis of the size of the Premises, unless Lessor determines that Lessee's use of the Premises justifies a disproportionate allocation of utility costs to Lessee.


     7.   USE.  The Premises shall be used for wholesale distribution of
          ---
electronic wire and cable, and for no other purpose. The Premises shall not be used for any illegal purposes; nor in violation of any regulation of any governmental body; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or on the Building. Lessee agrees to use the Premises only for the purposes herein leased until the expiration of the term of this Lease. Lessee shall take possession of the Premises on or before the Commencement Date.

     8.   REPAIRS BY LESSOR.
          -----------------

          (a) Lessee accepts the Premises in their present condition and as suited for the uses intended by Lessee, subject only to Lessor's agreement to complete the Lessor's Work described in Exhibit A. Except as otherwise
                                                ---------
     expressly provided in this Lease, Lessor shall not be required to make any repairs or improvements to the Premises. Lessor shall make repairs to the foundation, floor, exterior walls (excluding plate glass and doors) and roof of the Building as necessary for safety and tenantability. Lessor's duties shall also include repairs to underground utility and sewer pipes outside the exterior walls of the Building, or under or within the floor of the Premises. Lessee shall bear the expense of any repairs to the foregoing items which are Lessor's responsibility if made necessary by the negligence or misuse of Lessee, its employees, or agents; and Lessee shall bear the cost of repairs to the floor if made necessary by the nature of Lessee's use of the Premises.

          (b) Lessor shall be responsible for the maintenance of those areas around the Building, including parking areas, planted areas, and landscaped areas which are from time to time designated by Lessor and open for the joint use by tenants of the Building or the public.

     9.   REPAIRS BY LESSEE.  Lessee shall repair, maintain, replace as
          -----------------
necessary and keep in good, clean and safe repair all portions of the Premises and all equipment, fixtures and systems therein which are not specifically set forth as the responsibility of Lessor in Paragraph 8 of this Lease. Lessee's repairs and replacements shall include without limitation all electrical, plumbing, heating and air conditioning systems, parts, components and fixtures within or relating to the Premises. In connection therewith, Lessee shall maintain in force at all times a maintenance contract for the heating, ventilation, and air conditioning equipment acceptable in form and content to Lessor and with a service organization acceptable to Lessor. Lessee shall also promptly repair or replace all partitions and all glass and plate glass within the Premises immediately when cracked or broken. Lessor gives to Lessee exclusive control of the Premises and shall be under no obligation to inspect the Premises. Lessee shall at once report in writing to Lessor any defective conditions known to Lessee which Lessor is required to repair, and failure to promptly report such defects shall make Lessee liable to Lessor for any liability incurred by Lessor by reason of such defects, and Lessee indemnifies and holds harmless Lessor from and against all loss, cost and damage (including reasonable attorney's fees) arising from or related to Lessee's failure to so report such defective conditions.

     Notwithstanding the provisions of this Paragraph 9, upon completion of Lessor's work required under Paragraph 10, below, Lessor shall guarantee, for the one-year period following the Commencement Date, the materials and workmanship for such work. Upon the expiration of the one-year guarantee period, Lessor shall, upon Lessee's request, during the period of Lessee's possession of the Premises, permit Lessee to jointly exercise with Lessor the rights and benefits occurring under the warranties, guaranties, and service agreements, if any, covering those portions of the Premises for which Lessee is responsible under Paragraph 9 hereof.

     10.  LESSOR'S FINISH WORK.  Lessor agrees that it will finish out the
          --------------------
Premises as depicted and described on Exhibit A attached hereto (the "Plans and
                                      ---------
Specifications"), which were submitted, reviewed and approved by Lessor and Lessee prior to the execution hereof; said finish work is herein referred to as the "Lessee Finish Work." The Plans and Specifications shall incorporate the specifications set forth on Exhibit E, attached hereto and by this reference
                            ---------
made a part hereof. The Building shall be constructed substantially in accordance with the guidelines set forth on Exhibit F, attached hereto and by
                                            ---------
this reference made a part hereof. In the event that Lessee shall desire, or Lessor shall find it necessary to make, any modifications or changes to the Plans and Specifications, the party desiring or requiring said changes shall give the other party written notice thereof. No change to the Plans and Specifications shall be effective unless and until it has been approved in writing by Lessor and Lessee. The Plans and Specifications, as amended, shall thereafter, for all purposes, be considered the "Plans and Specifications" hereunder. Lessor shall provide Lessee an allowance of $193,000.00 for the installation and construction of the Lessee Finish Work (herein referred to as the "Lessee Finish Allowance"). The Lessee Finish Allowance will provide a turn-key project based on the Plans and Specifications. In the event that the total cost of construction is increased above the Lessee Finish Allowance as a result of changes requested by Lessee, Lessee shall be responsible for all such excess costs and shall pay the same to Lessor within thirty (30) days following receipt of a statement thereof, accompanied by supporting documentation; if such amount is not paid within thirty (30) days following receipt of such statement, such amount shall bear interest at the "Default Rate of Interest" (as herein defined) until such amount and all interest accrued at the Default Rate of Interest have been paid in full.

     11.  RIGHT OF ENTRY.  Lessor shall have the right, but not the obligation,
          --------------
and upon reasonable notice, to enter the Premises at reasonable hours to exhibit same to prospective purchasers, lenders or tenants; to inspect the Premises to see that Lessee is complying with all Lessee's obligations hereunder; and to make repairs required of Lessor under the terms of this Lease or repairs or modifications to any adjoining space.

     12.  LESSOR'S RIGHT TO ACT FOR LESSEE.  If Lessee fails to pay any
          --------------------------------
additional rent or make any other payment (except Base Rent) or take any other action when and as required under this Lease, Lessor may, without demand upon Lessee and without waiving or releasing Lessee from any duty, obligation, or liability under this Lease, pay any such additional rent, make any such other payment or take any such action required of Lessee. The actions which Lessor may take shall include, but are not limited to, the performance of maintenance or repairs and the making of replacements to the Premises, the payment of insurance premiums which Lessee is required to pay under this Lease and the payment of taxes and assessments which Lessee is required to pay under this Lease. Lessor may pay all incidental costs and expenses incurred in exercising its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, penalties, reinstatement fees, late charges and interest. All amounts paid by Lessor pursuant to this Paragraph, and all costs and expenses incurred by Lessor in exercising Lessor's rights under this Paragraph, shall bear interest at the lesser of (i) eighteen percent (18%) per annum or (ii) the highest rate permitted under applicable law (herein referred to as the "Default Rate of Interest") , from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand.

     13.  DEFAULT.
          -------

          (a) Each of the following events shall constitute an "Event of Default" by Lessee under this Lease:

                 (i) if Lessee shall fail to pay when due any rent or other payment to be made by Lessee hereunder and shall not cure such failure within ten (10) days after the due date (as to the scheduled monthly rental payments) or within five (5) business days after written notice thereof from Lessor (as to nonscheduled payments), as the case may be; or

                 (ii) if Lessee shall violate or breach, or shall fail fully and completely to observe, keep, satisfy, perform, and comply with, any agreement, term, covenant, condition, requirement, restriction, or provision of this Lease (other than the payment of rent or any other payment to be made by Lessee), and shall not cure such failure within thirty (30) days after Lessor gives Lessee written notice thereof; or

                 (iii)   if the Premises are deserted or abandoned;  or

                 (iv)    if Lessee's interest in the Premises is levied upon; or

                 (v) if any petition is filed by or against Lessee under any Section or Chapter of the Federal Bankruptcy Code, and in the case of a petition filed against Lessee, such petition is not dismissed within sixty
     (60) days of such filing; or if Lessee becomes insolvent or transfers property in fraud of creditors; or if Lessee makes an assignment for the benefit of creditors; or if a receiver is appointed for any of Lessee's assets.

For the purposes of the Events of Default specified in clause (v) above, the word "Lessee" shall include, without limitation; (i) any party comprising Lessee, should more than one person or entity execute this Lease as Lessee, or any general partner or joint venturer of Lessee or any such party; and (ii) any person or entity now or hereafter liable, whether primarily, secondarily, or contingently, for the performance of the duties and obligations of Lessee under this Lease, including without limitation any principal, maker, endorser, guarantor or surety.

     (b) Upon the occurrence of any Event of Default, Lessor may pursue any one or more of the following remedies, in addition to any other remedies provided under this Lease, at law or in equity, separately or concurrently or in any combination, without any notice (except as specifically provided herein) or demand whatsoever and without prejudice to any other remedy which it may have for possession of the Premises or for arrearages in rent or other amounts payable to Lessor:

            (i) Lessor may terminate this Lease by giving Lessee written notice of termination, in which event Lessee shall immediately quit and vacate the Premises and deliver and surrender possession of the Premises to Lessor, and this Lease shall be terminated at the time designated by Lessor in its notice of termination to Lessee; provided, however, that no termination of this Lease prior to the normal expiration hereof shall affect Lessor's right to collect rent for the period prior to termination; or

            (ii) with or without terminating this Lease, Lessor may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying the

     Premises, by force if necessary, without being liable for prosecution or any claim for damages; or

            (iii) Lessor may re-let the Premises or any part thereof, on such terms and conditions as Lessor may deem satisfactory, and receive the rent for any such re-letting, in which event Lessee shall pay to Lessor on demand any deficiency that may arise by reason of such re-letting; provided, further, that Lessee shall pay over to Lessor on demand any and all costs and expenses incurred in renovating or altering the Premises to make it suitable for re-letting; or

            (iv) Lessor may declare immediately due and payable the present value (using a discount rate of eight percent (8%) per annum) of all rent and other sums due or to become due under this Lease immediately due and payable; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the term of this Lease. Upon making such payment, Lessee shall be entitled to receive from Lessor all rents actually received by Lessor from other assignees, tenants, and subtenants on account of the Premises during the term of this Lease, provided that the monies to which Lessee shall so become entitled shall in no event exceed the entire amount actually paid by Lessee to Lessor pursuant to this subparagraph (iv), less all costs, expenses and attorneys' fees of Lessor incurred in connection with the reletting of the Premises.

          (c) Lessor's pursuit of any one or more of the remedies provided in this Lease shall not constitute an election of remedies excluding the election of another remedy or other remedies, or a forfeiture or waiver of any rent or other amounts payable under this Lease by Lessee or of any damages or other sums accruing to Lessor by reason of Lessee's violation of any provision of this Lease. No action taken by or on behalf of Lessor shall be construed to mean acceptance of a surrender of this Lease. No failure of Lessor to pursue or exercise any of Lessor's powers, rights, or remedies or to insist upon strict and exact compliance by Lessee with any provision of this Lease, and no custom or practice at variance with the terms of this Lease, shall constitute a waiver by Lessor of the right to demand strict and exact compliance with the terms and conditions of this Lease.

     14.  RIGHTS CUMULATIVE.  All rights, remedies, powers, and privileges
          -----------------
conferred under this Lease on Lessor shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law.


     15.  LIENS. Lessee hereby indemnifies Lessor against, and shall keep the
          -----
Premises, the Building, and the Land free from liens for any work performed, material furnished or obligations incurred by Lessee. Should any liens or claims be filed against the Premises, the Building, or the Land by reason of Lessee's acts or omissions, Lessee shall cause same to be discharged by bond or otherwise within ten (10) days after filing. If Lessee fails to cause any such lien or claim to be discharged within the required time, Lessor may cause same to be discharged and may make any payment that Lessor, in its sole judgment, considers necessary, desirable, or proper in order to do so. All amounts paid by Lessor shall bear interest at the Default Rate of Interest from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand.

     16.  LESSEE'S PROPERTY; IMPROVEMENTS TO THE PREMISES.
          -----------------------------------------------

          (a) Lessee shall not remove any personal property, fixtures, or equipment from the Premises at any time during which Lessee is in default under this Lease. Upon any termination of this Lease at a time at which Lessee shall be liable in any amount to Lessor under this Lease, Lessor shall have a lien upon the personal property and effects of Lessee within the Premises, and Lessor shall have the right, at Lessor's election, without notice to Lessee, to sell at a private, commercially reasonable sale all or part of said property and effects for such price as against any amounts due under this Lease from Lessee to Lessor, including the expenses of such sale. If Lessee shall not remove all Lessee's effects from the Premises at any expiration or other termination of this Lease, Lessor shall have the right, at Lessor's election, to remove all or part of said effects in any manner that Lessor shall choose and store the same without liability to Lessee for loss thereof, and Lessee shall be liable to Lessor for all expenses incurred in such removal and also for the cost of storage of said effects.

          (b) Lessee shall not make any alterations, additions, or improvements to the Premises, exterior or interior, without the prior written consent of Lessor, except for unattached movable fixtures which may be installed without drilling, cutting, or otherwise defacing the Premises. If any such alterations, additions, or improvements are made, then, at the expiration of the term of this Lease, Lessee agrees to restore the Premises to the condition prior to making same, at Lessee's sole cost and expense, reasonable wear and tear excepted, provided that if Lessor does not require removal, then all such alterations, additions, or improvements shall become the sole property of Lessor. Lessee may not use or penetrate the roof of the Premises for any purpose whatsoever without Lessor's prior written consent. All construction work done by Lessee in the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the Building. Lessee covenants and agrees that all contractors, subcontractors, and other persons or entities performing work for Lessee at the Premises will carry liability insurance in amounts acceptable to Lessor.

     17.  SUBLETTING AND ASSIGNMENT.
          -------------------------

          (a) Lessee shall not, directly or indirectly, without the prior written consent of Lessor, endorsed hereon, sell, assign, hypothecate, or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. Consent to any assignment or sublease shall not be deemed a waiver of the right of Lessor to approve any further assignment or subletting. Notwithstanding any permitted assignment or subletting, Lessee shall remain liable for the full and complete performance, satisfaction, and compliance with each and every agreement, term, covenant, condition, requirement, provision, and restriction of this Lease, as principal and not as surety or guarantor, and as if no such assignment or subletting had been made.

          (b) In the event that during the term of this Lease Lessee desires to sublease the Premises or assign this Lease, Lessee shall give written notice thereof to Lessor, which notice shall contain (i) the name of the proposed subtenant or assignee; (ii) the terms of any sublease; and (iii) such other information as Lessor shall reasonably request; whereupon Lessor shall consider such proposed subtenant or assignee and notify Lessee with reasonable promptness as to Lessor's choice, at Lessor's sole discretion, of the following: (x) that Lessor consents to a subleasing of the Premises or assignment of this Lease to such proposed subtenant or assignee; or (y) that upon such proposed subtenant's or assignee's entering into a mutually satisfactory new lease of the Premises with Lessor, then Lessee shall be released from all further obligations and liabilities under this Lease (excepting only any unpaid rentals or any unperformed covenants then past due or unperformed under this Lease); or (z) that Lessor declines to consent to such sublease or assignment due to insufficient or unsatisfactory documentation furnished to Lessor to establish the proposed subtenant's or assignee's financial strength and proposed use of and operations upon the Premises.

          (c) In the event that Lessee sublets the Premises or any part thereof, or sells, assigns, or transfers this Lease and at any time receives rent and/or other consideration which exceeds that which Lessee would at that time be obligated to pay to Lessor, Lessee shall pay to Lessor 100% of the gross excess in such rent as such rent is received by Lessee and 100% of any other consideration received by Lessee from such subtenant in connection with such sublease or, in the case of an assignment of this Lease by Lessee, Lessor shall receive 100% of any consideration paid to Lessee by such assignee in connection with such assignment. In addition, should Lessor agree to an assignment or sublease agreement, Lessee will pay to Lessor on demand a sum equal to all of Lessor's costs, including reasonable attorneys' fees, incurred in connection with such assignment or transfer.

     18.  DAMAGE OR DESTRUCTION.   If the Premises or any portion thereof are
          ---------------------
destroyed by storm, fire, lightning, earthquake, or other casualty, Lessee shall immediately notify Lessor. In the event the Premises cannot, in Lessor's judgment, be restored within one hundred eighty (180) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Lessee hereunder shall be accounted for as between Lessor and Lessee as of that date. Lessor shall notify Lessee within thirty (30) days of the date of the damage or destruction whether the Premises can be restored within one hundred eighty (180) days. If this Lease is not terminated as provided in this Paragraph, Lessor shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Lessor (with the excess proceeds belonging to Lessor), within a reasonable time, repair, restore, rebuild, reconstruct, or replace the damaged or destroyed portion of the Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Lessor shall only be required to repair, restore, rebuild, reconstruct, and replace the Lessor's Work shown on Exhibit A, and Lessee shall, at its sole cost and expense, upon
         ---------
completion of the Lessor's Work, repair, restore, rebuild, reconstruct, and replace, as required, any and all improvements installed in the Premises by Lessee and all trade fixtures, personal property, inventory, signs, and other contents in the Premises, and all other repairs not specifically required of Lessor hereunder, in a manner and to at least the condition existing prior to the damage. Lessee's obligations to pay Base Rent shall abate until Lessor has repaired, restored, rebuilt, reconstructed, or replaced the Premises, as required herein, in proportion to the part of the Premises which are unusable by Lessee. If the damage or destruction is due to the act, neglect, fault, or omission of Lessee, there shall be no rent abatement. Notwithstanding the foregoing, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Lessor, in its sole discretion, may, without regard to the aforesaid 180-day period, terminate this Lease by written notice to Lessee.

     19.  CONDEMNATION.
          ------------

          (a) In the event of a taking of all or substantially all of the Premises (so that the untaken portion is unsuitable for the continued feasible and economic operation of the Premises by Lessee for substantially the same purposes as immediately prior to such taking), then this Lease shall automatically terminate and all rent and other sums payable by Lessee hereunder shall be apportioned and paid through and including the date of such taking.

          (b) In the event of a taking of less than substantially all of the Premises, Lessor may, at Lessor's option, terminate this Lease by giving written notice of such termination to Lessee, in which event this Lease shall terminate, and all rent and other sums payable by Lessee hereunder shall be apportioned and paid through the date of such taking.

          (c) In the event of a taking of a type described in subparagraph 19(b) hereof and if Lessor does not terminate this Lease, then this Lease and all of the duties and obligations of Lessee hereunder shall remain unmodified and in full force and effect; provided, however, that the rent payable after the taking shall be reduced to an amount which bears the same ratio to the rent payable immediately prior to the taking as the rental value of the Premises after taking bears to the rental value of the Premises immediately prior to the taking.

          (d) Lessor shall be entitled to all awards, damages, compensation, or proceeds payable by reason of any taking, and Lessee shall not be entitled to any portion thereof, and shall have no claim for, and hereby transfers, assigns, conveys, and sets over unto Lessor all of its right, title, and interest, if any, in or to any award, damages, compensation, or proceeds payable by reason of any taking; and, without limiting the generality of the foregoing, Lessee shall have no claim against Lessor or the condemning authority, or otherwise, for any award, damages, compensation, or proceeds for (i) the value of any unexpired term of this Lease, or (ii) the value of any fixtures or improvements installed by Lessee in the Premises. Nothing herein shall be construed, however, to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of removal of, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that Lessee shall make no claim which shall diminish or adversely affect any award claimed or received by Lessor.

     20.  INDEMNITY.  Lessee shall, at all times, except to the extent of the
          ---------
negligence of Lessor, its agents and employees, indemnify and hold harmless Lessor and Lessor's officers, employees, and agents from, against, and in respect of, all liabilities, damages, losses, costs, expenses (including all reasonable attorneys' fees), causes of action, suits, claims, demands, and judgments of any nature whatsoever arising, in whole or in part, out of, by reason of, or in connection with: (a) injury to or the death of persons or damage to property (i) on the Premises, or (ii) in any manner arising out of, by reason of, or in connection with, the use, nonuse or occupancy of the Premises, or (iii) resulting from the condition of the Premises; (b) the violation or breach of, or the failure of Lessee to fully and completely keep, observe, satisfy, perform, and comply with, any agreement, term, covenant, condition, requirement, provision, or restriction of this Lease; or (c) the violation of any law affecting the Premises or the use or occupancy thereof. Lessee, on behalf of itself and all persons and entities claiming through Lessee, waives all claims against Lessor for damage to any property or injury to, or death of, any person in, upon, or about the Premises, the Building, or the Land arising at any time and from any cause (including without limitation fire, explosion, water, rain, flood, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street, or any other place), except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, representatives, or contractors.

     21.  INSURANCE.
          ---------

          (a) Lessee shall maintain in force at all times comprehensive general public liability insurance in an amount of not less than $3,000,000.00 combined single limit coverage for bodily injury, death, and property damage. Such insurance shall include contractually assumed liability; and such insurance shall be primary and not in excess of or contributory with other insurance carried by other persons. Said policy shall name both Lessor and Lessee as insureds and shall contain a provision requiring the insurer to give Lessor at least fifteen (15) calendar days' prior written notice before any termination or expiration of said policy or any reason. Prior to the commencement of this Lease and prior to the expiration of each term of such policy, Lessee shall deliver to Lessor the original of such policy or a proper certificate from the insurer.

          (b) Lessee hereby agrees to insure any improvements installed by Lessee in the Premises and its merchandise, trade fixtures, personal property, furnishings, supplies, inventory, signs, and other contents of the Premises against fire, with all risk coverage, for the full replacement value thereof. Lessor shall have no responsibility whatsoever for any damage, theft, or other casualty to or involving the same.

          (c) Each policy of insurance obtained by Lessee hereunder or otherwise with respect to the Premises shall contain a waiver of subrogation clause reasonably acceptable to Lessor.

          (d) Lessor shall insure the Building against damage with casualty insurance not less than the replacement value of the Building and with such deductibles as Lessor reasonably deems appropriate and with comprehensive general public liability insurance in such amounts and with such deductibles as Lessor reasonably deems appropriate.

     22.  SIGNAGE.  Exterior signage shall be provided by Lessee, at Lessee's
          -------
sole cost and expense. Said signage is to be standard throughout the Building; and said signage will be on the front facade above the entryway. Signage is also permitted on the entry door or the glass panel immediately adjacent to the entry door. Lessee shall not install any signs visible from outside the Premises except with the prior written consent of Lessor. However, Lessor will not withhold its consent to signage which is consistent with the other buildings in the vicinity of the Building which are owned by Lessor or its affiliates.
Any permitted signs shall be maintained in compliance with applicable governmental rules and regulations governing such signs, and Lessee shall be responsible to Lessor for any damage caused by the installation, use, or maintenance of said signs. Lessee agrees, upon removal of said signs, to repair all damage incident thereto.

     23.  ATTORNEYS' FEES.  In the event that either party is required to
          ---------------
enforce the provisions of this Lease, such party, if it prevails, shall be entitled to receive from the other party all costs and expenses incurred at trial and on appeal in connection with such enforcement, including but not limited to reasonable attorneys' fees.

     24.  PARTIES.   "Lessor" as used in this Lease shall include Lessor's
          -------
assigns and successors in title to the Premises. "Lessee" shall include Lessee and, if this Lease shall be validly assigned or the Premises validly sublet, shall include such assignee or subtenant, its successors and permitted assigns. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership, or individual, as may fit the particular parties.

     25.  LANDLORD AND TENANT RELATIONSHIP.  This Lease shall create the
          --------------------------------
relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only an usufruct not subject to levy and sale.

     26.  HOLDING OVER.  If Lessee remains in possession of the Premises after
          ------------
expiration of the term of this Lease, with Lessor's acquiescence and without any distinct agreement of parties, Lessee shall be a tenant at will at a rental rate equal to 150% of the rate in effect at the end of this Lease; there shall be no renewal of this Lease by operation of law.

     27.  SALE BY LESSOR.   In the event of any sale, conveyance, transfer, or
          --------------
assignment by Lessor of its interest in and to the Premises, all obligations under this Lease of the party selling, conveying, transferring, assigning, or otherwise disposing shall cease and terminate and Lessee releases said party from same and Lessee shall thereafter look only and solely to the party to whom or which the Premises were sold, conveyed, transferred, assigned, or otherwise disposed of for performance of all of Lessor's duties and obligations under this Lease.

     28.  SURRENDER OF THE PREMISES.  At the termination of this Lease, Lessee
          -------------------------
shall surrender the Premises and keys thereof to Lessor in at least as good a condition as at commencement of the term of this Lease, normal wear and tear and casualty only excepted.

     29.  NOTICES. Lessee hereby appoints as Lessee's agent to receive the
          -------
service of all dispossessory or distraint proceedings and notices thereunder, and all notices required or permitted under this Lease, the person in charge of or occupying the Premises at that time; and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. All notices to Lessor shall be delivered by hand or sent by certified mail, return receipt requested, postage prepaid, to Lessor's principal office set forth at the beginning of this Lease.

     30.  COVENANT OF QUIET ENJOYMENT.  So long as Lessee observes and performs
          ---------------------------
the covenants and agreements contained herein to be observed and performed by Lessee, Lessor covenants and agrees that Lessee shall at all times during the term of this Lease peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

     31.  SUBORDINATION AND ATTORNMENT.
          ----------------------------

          (a) This Lease shall be subordinate to the right, title, and interest of any lender or other party holding a security interest in or a lien upon the Premises under any and all mortgage instruments or deeds to secure debt presently encumbering the Premises or the Building and to any and all other deeds to secure debt or mortgage instruments hereafter encumbering the Premises or the Building. Lessee shall at any time hereafter, on demand of Lessor or the holder of any such deed to secure debt or mortgage instrument, execute any instruments which may reasonably be required by such party for the purpose of evidencing the subordination of this Lease to the lien or security of such party.

          (b) The following provisions shall be applicable to the subordinations provided under subparagraph (a) above: (i) Lessor agrees to use its reasonable efforts following full execution and delivery of this Lease to obtain from its present lender a nondisturbance agreement providing that, in the event the deed to secure debt or mortgage instrument is foreclosed, Lessee's possession of the Premises shall not be disturbed so long as no Event of Default shall have occurred and is continuing and so long as Lessee continues to comply with the terms of this Lease (a "Nondisturbance Agreement"); and (ii) as to any deed to secure debt or mortgage instrument that is placed against the Premises or the Building after the date of this Lease, the foregoing subordination shall not be effective unless the holder of such deed to secure debt or mortgage instrument shall execute and deliver to Lessee a Nondisturbance Agreement.

          (c) Lessee shall, upon demand, at any time or times, execute, acknowledge, and deliver to Lessor or the holder of any such instruments or deeds to secure debt, without expense, any and all documents that may be necessary to make this Lease superior to the lien of any of the same.

          (d) If the holder of any of said instruments or deeds to secure debt shall hereafter succeed to the rights of Lessor under this Lease, Lessee shall, at the option of such holder or a purchaser at any foreclosure or sale under power, attorn to and recognize such successor as Lessee's landlord under this Lease. Lessee shall promptly execute, acknowledge, and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor Lessor and Lessee, subject to all of the terms, covenants, and conditions of this Lease.

          (e) If Lessee fails at any time to execute, acknowledge, and deliver any of the documents provided for by this Paragraph within ten (10) days after Lessor's notice so to do, in addition to the remedies allowed by Paragraph 13 hereof, or otherwise, Lessor may execute, acknowledge, and deliver any and all such documents as the attorney-in-fact of Lessee in its name, place, and stead and Lessee hereby appoints Lessor, its successors and assigns as such attorney-in-fact, such power of attorney being coupled with an interest and being irrevocable by death, dissolution or merger of Lessee.

     32.  ESTOPPEL CERTIFICATE.  At any time and from time to time, Lessee, on
          --------------------
or before the date specified in a request therefor made by Lessor, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge, and deliver to Lessor a certificate evidencing whether or not (a) this Lease is in full force and effect; (b) this Lease has been amended in any way; (c) there are any existing defaults on the part of Lessor hereunder, to the knowledge of Lessee, and specifying the nature of such defaults, if any; (d) the date to which rent and other amounts due hereunder, if any, have been paid; and
(e) such other matters requested by Lessor. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser of the Building or transferee of Lessor's interest hereunder or by any holder or prospective holder of any mortgage instrument or deed to secure debt now or hereafter encumbering the Building.

     33.  GOVERNMENTAL REGULATIONS.  Lessee agrees, at is sole expense, promptly
          ------------------------
to comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's use or occupancy of the Premises. Lessor agrees promptly to comply with any such requirements if not made necessary by reason of Lessee's use or occupancy of the Premises. It is mutually agreed, however, between Lessor and Lessee, that if in order to comply with such requirements the cost to Lessor or Lessee, as the case may be, shall exceed a sum equal to one
(1) year's Base Rent under this Lease at the time compliance is required, then the party who is obligated to comply with such requirement is entitled to terminate this Lease by giving written notice of termination to the other party, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by the party giving such notice, unless the party receiving such notice of termination shall, before the termination becomes effective, pay to the party giving notice all costs of compliance in excess of one (1) year's Base Rent, or secure payment of said sum in a manner satisfactory to the party giving notice.

     34.  RELOCATION.  INTENTIONALLY DELETED.
          ----------

     35.  SUCCESSORS AND ASSIGNS.  The provisions of this Lease shall inure to
          ----------------------
the benefit of and be binding upon Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns, subject, however, in the case of Lessee, to the restrictions on assignment and subletting contained in this Lease.

     36.  LIMITATION OF LIABILITY.  Lessor's obligations and liability to Lessee
          -----------------------
with respect to this Lease shall be limited solely to Lessor's interest in the Building, and neither Lessor, nor any joint venturer, partner, officer, director, or shareholder of Lessor or any of the joint venturers of Lessor shall have any personal liability whatsoever with respect to this Lease.

     37.  AGENT'S COMMISSION.
          ------------------

          (a) Brannen/Goddard Company and Carter & Associates, Ltd. (collectively, "Agent") shall be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Lessor and Agent.

          (b) Lessee warrants and represents to Lessor that, except as set forth above, no other party is entitled, as a result of the actions of Lessee, to a commission or other fee resulting from the execution of this Lease; and in the event Lessee extends or renews this Lease, or expands the Premises, and Agent is entitled to a commission under the above referenced commission agreement, Lessee shall pay all commissions and fees payable to any party (other than Agent) engaged by Lessee to represent Lessee in connection therewith. Lessor warrants and represents to Lessee that, except as set forth above, no other party is entitled, as a result of the actions of Lessor, to a commission or other fee resulting from the execution of this Lease. Lessor and Lessee agree to indemnify and hold each other harmless from any loss, cost, damage, or expense (including reasonable attorneys' fees) incurred by the non-indemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

          (c) Carter & Associates, Ltd. is representing Lessee in connection with this Lease, and is not representing Lessor. Brannen/Goddard Company is representing Lessor in connection with this Lease, and is not representing Lessee.

     38.  RULES AND REGULATIONS.  Lessee accepts the Premises subject to and
          ---------------------
hereby agrees with Lessor to abide by the Rules and Regulations attached to this Lease as Exhibit D, and incorporated herein by reference, together with such
         ---------
additional Rules and Regulations or amendments thereto as may hereafter from time to time be reasonably established by Lessor, and such additions or amendments shall be binding on Lessee upon receipt of same by Lessee.

     39.  HAZARDOUS SUBSTANCES.  Lessee covenants and agrees that it shall not
          --------------------
cause or permit any Hazardous Substances (as hereinafter defined) to be generated, used, treated, stored, released or disposed of in, on, at, or under the Premises, the Building, or the Land without Lessor's prior written consent. Lessee further covenants and agrees to indemnify Lessor for any loss, cost, damage, liability, or expense (including without limitation, attorneys' fees), as well as environmental impairment damages, that Lessor might ever incur because of Lessee's failure to comply with the provisions of the immediately preceding sentence, this indemnification to survive the expiration or other termination of this Lease. For the purposes of this Paragraph 39, Hazardous Substances shall mean and refer to (a) all those substances, elements, materials, compounds, or wastes defined or classified as hazardous or restricted under (i) the Comprehensive

Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations, (ii) the Resource Conservation and Recovery Act of 1976, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations, (iii) the Toxic Substances Control Act, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations; and (b) petroleum products, including, without limitation, waste oils; and (c) "asbestos", as defined in 29 C.F.R. Sec. 1910.1001 et seq. (or analogous regulations promulgated under the Occupational
          ------
Safety and Health Act of 1970, as amended from time to time, and the regulations promulgated thereunder); and (d) "PCBs", as defined in 40 C.F.R. Sec. 761 et
                                                                          --
seq., and "TCDD", as defined in 40 C.F.R. Sec. 775 et seq. (or in either case
- ---                                                ------
analogous regulations promulgated under the Toxic Substances Control Act, as amended from time to time); and (e) any other substance, element, material, or compound defined or restricted as a hazardous, toxic, radioactive, or dangerous substance, material, or waste by the Environmental Protection Agency or by any other ordinance, statute, law, code, or regulation of any federal, state, or local governmental entity or any agency, department or other subdivision thereof, whether now or later enacted, issued, or promulgated.

     40.  MISCELLANEOUS.  Time is of the essence of this Lease.  This Lease
          -------------
contains the entire agreement of Lessor and Lessee and no representations or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee of any obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof. If any clause or provision of this Lease is illegal, invalid, or unenforceable under applicable present or future laws or regulations effective during the term of this Lease, the remainder of this Lease shall not be affected. In lieu of each clause or provision of this Lease which is illegal, invalid, or unenforceable, there shall be added as part of this Lease a clause or provision as nearly identical as may be possible and as may be legal, valid, and enforceable. This Lease shall be governed by, construed under, and interpreted and enforced in accordance with the laws of the State of Georgia. Neither this Lease, nor any memorandum of this Lease or reference hereto, shall be recorded by Lessee without Lessor's consent endorsed hereon. Lessor shall be excused from the performance of any of its obligations under this Lease for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material, or services or acts of God. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee. The owner of record of the Premises is the Lessor. The person authorized to manage the Premises is the Manager.

     41.  SPECIAL STIPULATIONS.  In the event any Special Stipulations are
          --------------------
attached to this Lease, the terms thereof shall control in the event of a conflict between the provisions of this Lease and the provisions thereof.

     42.  GUARANTY.  INTENTIONALLY DELETED.
          --------

     43.  INCORPORATION OF EXHIBITS.  All exhibits referred to in this Lease are
          -------------------------
hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below.

                            LESSOR:

                            A.G. NO. 3, LLC, a Georgia limited liability company

                            By:/s/ Mark C. West               [SEAL]
                               -------------------------------
                                Mark C. West
                                Its: Manager


Date of Execution by Lessor:


June 9, 1995
- ---------------------


                                Lessee:

                                WIRE & CABLE SPECIALTIES, INC.


                                By:/s/ Theodore J. Bruno
                                   -------------------------------
                                         President

                                Attest:/s/ Antoinette M. Shields
                                       ---------------------------
                                           Secretary

                                           (CORPORATE SEAL)

Date of Execution by Lessee:

June 8, 1995
- ---------------------

                                   EXHIBIT B


AVALON RIDGE SITE 12                                         Date:  June 7, 1995
LEGAL DESCRIPTION

All that tract and parcel of land lying in Land Lot 270 of the 6th District containing 7.74 acres which is further described in the following.

Starting at the Southwestern point of intersection of the right-of-way of Avalon Ridge Place and the Southern right-of-way of Avalon Ridge Parkway, thence running South along the right-of- way of Avalon Ridge Parkway South 52 degrees 04'00" West, 340.93' to a point, thence running along an arc of radius 471.10' further described by a chord of bearing South 44 degrees 33'36" West, 123.09' to a point, thence running along an arc of radius 47.10' further described by a chord of bearing South 14 degrees 18'21" West, 364.32' to a point, thence running along an arc of radius 632.46' further described by a chord of bearing South 19 degrees 04'51" East, 233.53' to a point, thence running South 29 degrees 43'11" East, 187.46' to a point, which is the True Point of Beginning.

Starting at the True Point of Beginning, thence running North 82 degrees 40'56" East, 810.00' to a point, thence running South 07 degrees 19'04" East 441.57' to a point on the right-of-way of Avalon Ridge Parkway, thence running along such right-of-way South 68 degrees 22'26" West, 329.58' to a point, thence running along an arc of radius 170.51' and length of 80.58' further described by a chord of bearing South 81 degrees 54'45" West, 79.83' to a point, thence running along an arc of radius 462.47' and length of 208.72' further described by a chord of bearing North 71 degrees 37'11" West, 206.95' to a point, thence running along an arc of radius 334.60' and length of 169.18' further described by a chord of bearing North 44 degrees 12'18" West, 167.39' to a point, thence running North 29 degrees 43'11" West, 325.00' to a point which is the True Point of Beginning.

                                   EXHIBIT C
                        TENANT'S ACCEPTANCE OF PREMISES


Lessee:      ____________________________________________________________

Lessor:      ____________________________________________________________

Date Lease Signed:  _____________________________________________________

Term of Lease:      ______________________________________________ Months

Address of Premises:____  Avalon Ridge Parkway, Norcross,
                                  Gwinnett County, Georgia

Suite Number:             _________________, containing approximately
                          _________________ square feet

Commencement Date:        _______________________________________________

Termination Date:         _______________________________________________


     The above described Premises are accepted by Lessee as suitable for the purposes for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has received from Lessor __ number of keys to the Premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel Certificate.

LESSEE:

______________________________
(Type Name of Lessee)

By:___________________________
     (Signature)

Type Name and Title:
______________________________

Date of Execution by Lessee:
______________________________

                                   EXHIBIT D
                             RULES AND REGULATIONS

     1.   SIGN DISPLAY.  Lessor will provide at Lessor's expense signage for the
          ------------
Premises. Such signage will be coordinated throughout the park for uniformity and attractiveness. No sign, tag, label, picture, advertisement, or notice shall be displayed, distributed, inscribed, painted, or affixed by Lessee on any part of the outside or inside of the Building or of the Premises without the prior written consent of Lessor.

     2.   DRIVES AND PARKING AREAS.  All parking shall be within the property
          ------------------------
boundaries and within marked parking spaces. There should be no on-street parking and at no time shall any lessee obstruct drives and loading areas intended for the use of all lessees. The drives and parking areas are for the joint and nonexclusive use of Lessor's lessees, and their agents, customers, and invitees, unless specifically marked. In the event Lessee, its agents, customers and/or invitees use a disproportionate portion of the parking, Lessor shall have the right to restrict Lessee, its agents, customers and/or invitees to certain parking areas. Lessee shall not permit any fleet trucks to park overnight in the Building's parking areas.

     3.   STORAGE AND LOADING AREAS.  Unless specifically approved by Lessor in
          -------------------------
writing, no materials, supplies, or equipment shall be stored anywhere except inside the Premises. Trash receptacles may not be placed in the service areas except by Lessor. If Lessor does not supply trash receptacles, Lessee shall furnish its own receptacles, and shall place such receptacles in a location designated by Lessor.

     4.   LOCKS.  No additional locks, other than Landlord approved entry
          -----
systems, shall be placed on the doors of the Premises by Lessee nor shall any existing locks be changed unless Lessor is immediately furnished with two keys thereto. Lessor will, without charge, furnish Lessee with two keys for each lock on the entrance doors when Lessee assumes possession, with the understanding that at the termination or expiration of the term of the Lease the keys shall be returned.

     5.   CONTRACTORS AND SERVICE MAINTENANCE.  Lessee will refer all
          -----------------------------------
contractors, contractor's representatives, and installation technicians rendering any service on or to the Premises for Lessee to Lessor for its approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including, but not limited to, installation of electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building.

     6.   LODGING.  No Lessee shall at any time occupy any part of the Building
          -------
as sleeping or lodging quarters.

     7.   REGULATION OF OPERATION AND USE.  Lessee shall not place, install, or
          -------------------------------
operate on the Premises or in any part of Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive or hazardous material without the prior written consent of Lessor. The foregoing shall not prohibit the use of microwave ovens.

     8.   WINDOW COVERINGS.  Windows facing the Building exterior shall at all
          ----------------
times be wholly clear and uncovered (except for such blinds or curtains or other window coverings Lessor may provide or approve) so that a full unobstructed view of the interior of the Premises may be had from outside the Building.

     9.   MODIFICATIONS.  Lessor shall have the right from time to time to
          -------------
modify, add to or delete any of these Rules and Regulations at Lessor's reasonable discretion, provided that any changes are uniformly applied to all lessees, and do not materially interfere with the conduct of Lessee's business at the Premises.

                    Avalon Ridge Building Standard Finishes
                         for Wire and Cable Specialties


Carpet            Cambridge 26 02 Level Loop

Base              Roppe 4" cove

VCT               Tarkett 1/8"  Exelon

Paint             Duron Flat Latex

Ceiling Tile      Armstrong 707 2x4

Doors             3 degrees x 7 degrees Birch veneer

Hardware          PDQ Lever passage sets

Toilet            American Olean Tank Style

Lighting          2x4 Acrylic Lens office 1 per 80/sf

Lighting          8' Strip lights at 40 foot candles 3' AFF



                                  EXHIBIT  "E"

                              AVALON RIDGE SITE 12
                              --------------------


93,333 square foot Office/Distribution building with the following features:


          *    Tilt up construction

          *    Glass store front

          *    Minimum bay sizes of 6,600 square feet;

          *    Office:  build to suit

          *    40' x 40' column spacing

          *    One dock door per bay with a knock out for one additional door

          *    Optional drive in ramps

          *    Minimum clear height of 24' (average)

          *    Fully sprinklered

          *    Underground utilities

          * The attached rendering substantially reflects the building (SEE EXHIBIT G).



                                  EXHIBIT  "F"

                                   EXHIBIT G


                                  [Photograph]

                                       29